EXHIBIT 99.11

Collateral Analysis

                                Wtd Avg          Percent of      Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
      FICO and LTV         Current Balance    Current Balance      GWAC      % MI      FICO       DTI        LTV     % SFD     % PUD
      ------------        -----------------   ---------------      ----      ----      ----       ---        ---     -----     -----
500-524 and > 65%                171,289.01         4.67          8.869      0.00       512      42.44      76.31    83.43     6.13
525-549 and > 65%                170,736.72         5.54          8.612      0.00       537      42.38      79.25    85.70     8.02
550-574 and > 65%                162,054.64         6.02          8.173      0.00       562      41.48      81.88    87.32     4.87
575-599 and > 70%                158,556.69         9.76          7.835      0.00       587      41.82      83.93    86.91     5.00
600-624 and > 70%                180,499.35        14.15          7.614      0.00       613      41.47      84.35    77.57     9.84
625-649 and > 70%                183,337.11        15.76          7.409      0.00       637      41.13      83.27    79.30     8.44
650-674 and > 80%                149,046.34         3.73          7.984      0.00       662      41.38      91.84    82.79     9.63
675-699 and > 80%                150,349.38         3.03          7.809      0.00       685      39.44      92.20    71.23     8.20
700-724 and > 80%                134,153.23         1.42          7.876      0.00       713      41.70      92.22    73.44     2.27
725-749 and > 85%                132,744.81         0.76          7.693      0.00       735      41.64      94.30    78.75     3.75
750-774 and > 85%                188,690.03         0.43          7.563      0.00       758      42.68      93.46    52.62     21.04
775-799 and > 85%                238,006.56         0.44          7.553      0.00       781      34.10      91.38    75.82     19.23
>=800 and > 85%                  211,558.21         0.12          8.274      0.00       805      35.73     100.00    20.02     0.00

      FICO and LTV         % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only
      ------------        ------------    ----------    ---------    ------------    ----------
500-524 and > 65%             99.65          69.83         1.91          28.25          0.00
525-549 and > 65%             95.80          64.25         2.02          33.72          0.00
550-574 and > 65%             98.07          55.53         2.97          41.49          1.29
575-599 and > 70%             98.59          68.80         3.18          28.03         26.14
600-624 and > 70%             95.28          56.44         2.23          41.34         37.17
625-649 and > 70%             96.56          43.78         1.18          55.04         38.47
650-674 and > 80%             90.56          40.09         0.72          59.19         24.53
675-699 and > 80%             73.68          42.94         5.89          51.17         22.53
700-724 and > 80%             77.86          33.93         1.96          64.11         15.99
725-749 and > 85%             80.00          51.28         2.26          46.46         19.23
750-774 and > 85%             83.84          64.84         0.00          35.16         23.03
775-799 and > 85%             67.02          44.76         0.00          55.24         41.62
>=800 and > 85%              100.00          13.06         0.00          86.94          0.00


                                Wtd Avg          Percent of      Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
       LTV and DTI         Current Balance    Current Balance      GWAC      % MI      FICO       DTI        LTV     % SFD     % PUD
       -----------        -----------------   ---------------      ----      ----      ----       ---        ---     -----     -----
60-64% and > 50%                 235,116.53         0.30          6.885      0.00       587      53.89      62.71    96.74     0.00
65-69% and > 50%                 261,393.90         0.67          8.268      0.00       575      53.86      67.50    54.69     10.59
70-74% and > 50%                 198,928.46         0.88          8.160      0.00       561      52.77      71.23    60.00     3.12
75-79% and > 50%                 199,690.47         0.80          7.557      0.00       605      52.69      76.77    88.96     2.80
80-84% and > 50%                 214,359.78         3.18          7.096      0.00       626      52.62      80.35    74.33     8.28
85-89% and > 50%                 232,682.90         1.36          7.586      0.00       585      52.66      85.74    87.63     4.80
90-94% and > 50%                 198,457.55         1.16          7.567      0.00       604      52.51      90.36    88.63     2.36
95-99% and > 50%                 146,779.40         0.34          8.226      0.00       611      52.34      95.04    65.75     32.50
>=100% and > 50%                   72,382.19        0.20          9.593      0.00       636      52.73     100.00    79.77     8.56

       LTV and DTI        % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only
       -----------        -----------    ----------    ---------    ------------    ----------
60-64% and > 50%            100.00          60.76         0.00          39.24         30.01
65-69% and > 50%             95.55          46.85         0.00          53.15          4.17
70-74% and > 50%             96.84          78.82         0.00          21.18          2.98
75-79% and > 50%             78.71          58.26         0.00          41.74         19.01
80-84% and > 50%             99.10          60.11         2.37          37.52         31.65
85-89% and > 50%             96.44          70.13         3.38          26.48         18.84
90-94% and > 50%             90.29          80.89         3.20          15.90         29.87
95-99% and > 50%             88.35          51.44         0.00          48.56          0.00
>=100% and > 50%            100.00          70.85         3.68          25.47          0.00


                                Wtd Avg          Percent of      Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
      DTI and FICO         Current Balance    Current Balance      GWAC      % MI      FICO       DTI        LTV     % SFD     % PUD
      ------------        -----------------   ---------------      ----      ----      ----       ---        ---     -----     -----
20-24% and < 525                 110,699.94         0.27          9.188      0.00       510      22.52      67.33    80.82     0.00
25-29% and < 550                 128,722.82         0.74          8.658      0.00       525      27.61      68.75    81.57     9.24
30-34% and < 575                 140,864.09         2.05          8.787      0.00       538      32.73      74.01    88.89     6.16
35-39% and < 600                 159,445.85         5.10          8.267      0.00       560      37.66      77.52    85.09     5.08
40-44% and < 625                 179,514.21        10.49          8.058      0.00       578      42.75      78.84    85.48     5.98
45-49% and < 650                 185,214.70        18.23          7.818      0.00       593      47.52      79.22    80.50     7.89
50-54% and < 675                 196,731.75         7.90          7.648      0.00       590      52.41      78.63    77.99     6.88
>=55% and < 700                  249,735.44         0.82          8.112      0.00       573      58.11      70.22    77.94     9.34

      DTI and FICO        % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only
      ------------        -----------    ----------    ---------    ------------    ----------
20-24% and < 525             91.37          81.37         0.00          18.63          0.00
25-29% and < 550            100.00          76.31         0.00          23.69          0.00
30-34% and < 575             96.28          67.91         1.72          30.37          0.00
35-39% and < 600             99.40          63.03         1.50          35.48          9.29
40-44% and < 625             97.11          49.79         1.52          48.69         18.68
45-49% and < 650             97.32          51.78         1.21          47.01         26.18
50-54% and < 675             95.00          66.51         1.86          31.63         19.44
>=55% and < 700              86.96          57.24         0.00          42.76          0.00

      Non-Full Doc

                                Wtd Avg          Percent of      Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
          FICO             Current Balance    Current Balance      GWAC      % MI      FICO       DTI        LTV     % SFD     % PUD
          ----            -----------------   ---------------      ----      ----      ----       ---        ---     -----     -----
         500-524                 205,801.42         1.76          9.064      0.00       513      44.08      69.71    76.18     7.84
         525-549                 197,798.77         2.99          8.759      0.00       536      42.38      67.85    80.40     6.64
         550-574                 192,820.23         3.44          8.259      0.00       563      40.47      72.98    84.41     6.17
         575-599                 204,718.74         4.39          7.896      0.00       587      42.02      75.51    82.66     5.49
         600-624                 204,686.30         7.10          7.871      0.00       613      41.60      80.97    73.71     7.91
         625-649                 187,493.92         9.56          7.657      0.00       637      42.33      81.41    79.27     7.72
         650-674                 210,189.45         9.31          7.423      0.00       662      42.00      81.01    80.97     7.25
         675-699                 213,130.29         6.09          7.299      0.00       686      41.36      82.38    74.36     9.19
         700-724                 205,777.21         3.85          7.229      0.00       713      42.24      82.06    71.48     5.82
         725-749                 248,067.08         2.55          6.992      0.00       735      39.21      81.10    62.03     18.63
         750-774                 213,009.61         1.34          7.147      0.00       759      41.99      79.88    71.92     15.28
         775-799                 231,057.96         0.50          7.638      0.00       784      38.64      84.38    76.87     17.17
          >=800                  265,637.82         0.23          7.346      0.00       804      38.48      89.23    35.49     0.00

          FICO            % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only     % CA        % NY         % FL
          ----            -----------    ----------    ---------    ------------    ----------     ----        ----         ----
         500-524             98.18          0.00          5.42          94.58          0.00        12.72       12.81       18.14
         525-549             97.22          0.00          4.05          95.95          0.00        16.82       9.71        19.63
         550-574             96.13          0.00          5.20          94.80          0.00        14.83       11.49       12.57
         575-599             94.54          0.00          7.07          92.93         10.36        21.07       8.77        17.44
         600-624             95.74          0.00          5.08          94.92         31.70        33.34       7.58        11.20
         625-649             95.62          0.00          1.95          98.05         33.02        27.73       7.67        14.78
         650-674             96.00          0.00          3.37          96.63         42.99        32.13       6.79        11.32
         675-699             86.65          0.00          7.43          92.57         38.87        30.86       6.99         9.60
         700-724             93.66          0.00          1.45          98.55         48.27        39.44       6.84        20.16
         725-749             91.61          0.00          4.35          95.65         52.39        30.76       8.43        11.63
         750-774             93.66          0.00          1.43          98.57         60.08        32.43       0.00         2.33
         775-799             67.71          0.00          0.00         100.00         31.55        0.00        10.19       12.18
          >=800             100.00          0.00          0.00         100.00         39.06        44.56       36.96        0.00

      Interest Only

                                Wtd Avg          Percent of      Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
          FICO             Current Balance    Current Balance      GWAC      % MI      FICO       DTI        LTV     % SFD     % PUD
          ----            -----------------   ---------------      ----      ----      ----       ---        ---     -----     -----
         500-524
         525-549
         550-574                 272,000.00         0.08          7.526      0.00       566      44.79      80.00    100.00    0.00
         575-599                 204,800.89         2.72          7.299      0.00       588      41.96      80.65    87.99     5.80
         600-624                 270,611.01         5.57          7.123      0.00       612      41.31      81.99    75.50     10.95
         625-649                 266,310.25         6.35          6.919      0.00       638      42.20      81.02    81.58     10.18
         650-674                 277,324.77         5.94          6.889      0.00       661      42.06      79.76    82.99     10.08
         675-699                 270,282.56         3.78          6.697      0.00       685      42.11      80.46    75.95     10.89
         700-724                 281,349.14         2.21          6.786      0.00       713      42.17      80.45    68.57     8.38
         725-749                 336,610.96         1.63          6.625      0.00       735      38.04      80.04    74.39     23.97
         750-774                 252,664.08         1.12          6.498      0.00       761      40.54      79.35    77.91     6.87
         775-799                 433,758.33         0.37          6.497      0.00       783      25.79      80.85    91.29     8.71
          >=800                  354,960.00         0.15          6.420      0.00       810      46.60      80.00    67.01     0.00

          FICO            % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only     % CA        % NY         % FL
          ----            -----------    ----------    ---------    ------------    ----------     ----        ----         ----
         500-524
         525-549
         550-574            100.00         100.00         0.00          0.00          100.00       47.06       0.00        52.94
         575-599            100.00          83.30         0.57          16.13         100.00       24.43       3.19         5.02
         600-624             99.00          59.54         3.55          36.91         100.00       47.54       0.87         7.62
         625-649             98.51          50.30         0.97          48.73         100.00       44.04       4.31        10.94
         650-674             98.55          32.66         3.46          63.88         100.00       45.94       3.02         8.11
         675-699             93.07          37.44         6.15          56.41         100.00       48.92       0.00        11.17
         700-724             98.04          15.91         2.53          81.57         100.00       62.10       0.00        20.05
         725-749             88.03          18.23         3.43          78.34         100.00       45.79       0.00        13.39
         750-774             83.77          28.11         1.71          70.17         100.00       42.30       0.00         5.41
         775-799             86.44          57.98         0.00          42.02         100.00       0.00        27.90       26.44
          >=800             100.00          41.54         0.00          58.46         100.00      100.00       0.00         0.00

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